SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X  ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

         [  ]     Preliminary Proxy Statement
         [X ]     Definitive Proxy Statement
         [  ]     Definitive Additional Materials

         [  ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                MIAD SYSTEMS LTD.
                   -------------------------------------------
                (Name of Registrant as specified in its charter)

      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [X ] No fee required
         [  ] $500 per each party to the controversy pursuant to Exchange Act
              Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1)  Title of each class of securities to which transaction applies:
                           -----------------------------------------------------
              (2)  Aggregate number of securities to which transaction
                   applies:
                           -----------------------------------------------------
              (3)  Per unit price or other underlying value of transaction
                   computed pursuant to Exchange Act Rule 0-11:           (A)
                                                               -----------
              (4)  Proposed maximum aggregate value of transaction:
                                                                   --------
              (5)  Total fee paid:
                                      ------------------------------------------

         [  ] Fee paid previously with preliminary materials.

         [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)   Amount Previously Paid:
                                           -------------------------------------
              (2)   Form, Schedule or Registration Statement No.:
                                                                 ---------------
              (3)   Filing Party:
                                 -----------------------------------------------
              (4)   Date Filed:
                                      ------------------------------------------

                                MIAD SYSTEMS LTD.
                            43 Riveria Drive, Unit 7
                        Markham, Ontario, Canada, L3R 5J6

                                  -------------
                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                        TO BE HELD WEDNESDAY, JUNE 26, 2002

TO THE SHAREHOLDERS OF MIAD SYSTEMS LTD.

         Notice is hereby given that an Annual Meeting of the shareholders of MIAD SYSTEMS LTD. (the "Corporation") will be held on Wednesday, June 26, 2002, at the hour of 10:00 o'clock in the forenoon Toronto time, for the following purposes:

1. to receive and consider the report of the directors and to receive and consider the financial statements of the Corporation for the period ended September 30, 2001, together with the auditors report thereon, which such report, financial statements and auditors reports were mailed to the shareholders together with this notice of meeting;

2.       to elect directors for the ensuing year;

3. to appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. to transact such other business as may properly be transacted at such meetings or any adjournment thereof.

         Reference is made to the heading "Particulars of Matters to be Acted Upon" in the attached Information Circular setting forth a description of the matters referred to in items 2 to 3 above. If you are unable to attend the meeting in person, please read the information contained in the accompanying Information Circular and the Instrument of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Information Circular. The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

         Dated at Toronto, Ontario as of this 22nd day of May, 2002.

                                   BY ORDER OF THE BOARD,

                                   "MICHAEL A.  GREEN" DIRECTOR AND PRESIDENT

                                MIAD SYSTEMS LTD.
                            43 Riveria Drive, Unit 7
                        Markham, Ontario, Canada, L3R 5J6

                                  -------------

                         MANAGEMENT INFORMATION CIRCULAR
                               AS OF MAY 22, 2002

                         -------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD WEDNESDAY, JUNE 26, 2002

                         -------------------------------

                             SOLICITATION OF PROXIES

SOLICITATION OF PROXIES
-----------------------

         THIS INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MIAD SYSTEMS LTD. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON WEDNESDAY, JUNE 26, 2002, AT THE HOUR OF 10:00 A.M., AT 390 BAY STREET, SUITE 1102, TORONTO, ONTARIO, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. IT IS EXPECTED THAT THE SOLICITATION WILL BE PRIMARILY BY MAIL BUT PROXIES MAY ALSO BE SOLICITED PERSONALLY BY REGULAR EMPLOYEES AND DIRECTORS OF THE CORPORATION AT A NOMINAL COST. THE COST OF ANY SUCH SOLICITATION BY MANAGEMENT WILL BE BORNE BY THE CORPORATION.

APPOINTMENT AND REVOCATION OF PROXIES
-------------------------------------

         The persons named in the enclosed form of proxy are Directors and Senior Officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 43 RIVIERA DRIVE, UNIT 6, MARKHAM, ONTARIO, OR TO MANHATTAN TRANSFER REGISTRAR CO., 58 DORCHESTER ROAD, LAKE RONKONKOMA, NEW YORK, 11779, AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED. A Proxy must be executed by a shareholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

         Any Shareholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his Attorney authorized in writing, or if the Shareholder is a body corporate, by an Officer or Attorney thereof duly authorized, at the head office of the Corporation or at MANHATTAN TRANSFER REGISTRAR CO., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

EXERCISE OF DISCRETION BY PROXIES
---------------------------------

         Shares represented by properly executed Proxies will be voted or withheld from voting in accordance with the instructions of the Shareholder giving the Proxy on any ballot that may be called for, and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY SUCH PROXIES WILL, EXCEPT WHERE PROHIBITED BY LAW, BE VOTED IN FAVOUR OF THE MATTER IDENTIFIED IN THE NOTICE OF MEETING.

         THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT OF THE CORPORATION SHOULD COME BEFORE THE MEETING, THE SHARES REPRESENTED BY ANY PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSONS NAMED THEREIN.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------

         As of the date hereof, the Corporation has outstanding 3,711,400 common shares without nominal or par value, each carrying the right to one vote per share.

         The Board of Directors of the Corporation has fixed May 21, 2002, (the "RECORD DATE") as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the Business Corporations Act (Ontario) (the "ACT") the Corporation will prepare a list of shareholders as at the Record Date. In accordance with the voting rights attaching to the common shares, each shareholder named in the list will be entitled to vote, on all resolutions put forth at the Meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the said list, except to the extent that: (i) the shareholder has transferred his or her shares after the Record Date; and
(ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

         To the knowledge of the directors or officers of the Corporation, the following shareholders beneficially own, directly or indirectly, or exercise control, or direction over, more than 10% of the voting rights attaching to the outstanding common shares of the Corporation, as at the date hereof:

Name of Shareholder    Number of Common Shares       Percentage of Total Shares
--------------------------------------------------------------------------------

Michael Green              1,960,000                        52.8%

Cede & Co.                   837,970                        22.6%

Adrienne Green               490,000                        13.2%


PARTICULARS OF MATTERS TO BE ACTED UPON
---------------------------------------

A.       ELECTION OF DIRECTORS

         The Articles of Incorporation of the Corporation provide that the board of directors of the Corporation consist of a minimum of one (1) and a maximum of seven (7) directors. The board of directors presently consists of one (1) director to be elected annually. Each director will hold office until the next annual meeting of the shareholders of the Corporation or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation.

         Management has nominated one person to act as the director of the Corporation. THE PERSONS NAMED IN THE ENCLOSED INSTRUMENT OF PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH BELOW. The director who is standing for re-election by the shareholders has held office from the dates indicated below. Management does not contemplate that this nominee will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of Proxy reserve the right to vote for another nominee in their discretion.

         The following table and notes thereto states the name of the person proposed to be nominated for election as a Director, his principal occupation or employment for the past five years, the year in which he became a Director of the Corporation, and the number of shares of the Corporation beneficially owned, directly or indirectly, by him as of May 22, 2002. The Corporation does not presently have an executive committee or an audit committee of the Board of Directors.

                                    NUMBER OF
NAME                                SHARES           CHIEF OCCUPATION
---------                           --------------   ----------------


Michael A.  Green                   1,960,000        Director, President of Miad
Director, since                                       Systems Ltd.
Nov.15, 1996, and President
since Sept.30, 1998.

NOTE:

1) The information as to shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the representative nominees individually.

B.       STATEMENT OF EXECUTIVE COMPENSATION

         For the fiscal year ended September 30, 2001, the Corporation had three
(3) "Executive Officers" as such term is defined in Form 40 under the Regulation to the Securities Act of Ontario. During the most recently completed financial year the Corporation paid a total of * for salaries and bonuses to directors and senior officers of the Corporation.

1.       Compensation of Named Executive Officers
         ----------------------------------------

         The following table sets forth all compensation in respect of individuals ("Named Executive Officers") who were, as at September 30, 2001, earning a combined salary and bonus in excess of Cdn. One Hundred Thousand Dollars ($100,000.00) for the fiscal year ended September 30, 2001:

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                    Annual Compensation*               Awards
                                    --------------------               ------

Name and                                    $000*                      Securities
Principal                                                              Under Options    All Other
Position          Year              Salary     Bonus     Other         Granted          Compensation
---------         ----              ------     -----     -----         ------           ------------

Michael
Green             1999              $135           $15     $           n/a              n/a
President/        2000              $180           $26     $           n/a              n/a
CEO               2001              $180           $15     $           n/a              n/a

Joseph
Misetich          1999              $12.5           $5.1   $           n/a              n/a
Vice-             2000              $50            $92.3   $           n/a              n/a
President         2001              $57            $92.5   $           n/a              n/a

* amounts expressed in Canadian dollars.

2.       Termination of Employment, Change in Responsibilities and Employment
         Contracts
         -----------------------------------------------------------------------

         The Corporation and its subsidiaries have entered into the following employment contracts with the Named Executive Officers. Pursuant to an agreement between the Corporation and Messr. Green, the Corporation has agreed to pay to Mr. Green a salary of $200,000.00, a commission of $5,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year (to a maximum of Ten Million Dollars ($10,000,000.00) in sales, a commission of $12,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year for sales in excess of Ten Million Dollars ($10,000,000.00), a one time bonus of Twenty Thousand Dollars ($20,000.00) in the event that the Corporation achieves sales in any fiscal year in excess of Ten Million Dollars ($10,000,000.00), a bonus at the rate of 4% of the Corporation's pre-tax profit, the reimbursement of reasonable and legitimate business expenses, and employment benefits in accordance with the Corporation's current employment benefits plan.

         Pursuant to an agreement between the Corporation and Messr. Misetich, the Corporation has agreed to pay to Mr. Misetich a salary of $50,000.00, a commission of two and one half percent (2 1/2%) to three percent (3%) of billed revenue depending on the gross margin of the transaction, a one time bonus of Fifteen Thousand Dollars ($15,000.00) in the event that the Corporation achieves sales in any fiscal year from Mr. Misetich's accounts in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00), an additional one time bonus of Twenty Five Thousand Dollars ($25,000.00) in the event that the Corporation achieves sales in any fiscal year from Mr. Misetich's accounts in excess of Three Million Thousand Dollars ($3,000,000.00), a car allowance of Eight Hundred Dollars ($800.00) per month, as well as reimbursement for reasonable and legitimate business expenses and employment benefits in accordance with the Corporation's current employment benefits plan.

C.       APPOINTMENT OF AUDITORS

         Unless such authority is withheld, the persons named in the enclosed instrument of proxy intend to vote to appoint Messrs. Brodeur Dennis, Chartered Accountants, Toronto, Ontario, as auditors of the Corporation to hold office until the next Annual Meeting of Shareholders and to authorize the directors to fix their remuneration.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON
-----------------------------------------------------

         Certain directors proposed as nominees for election to the Board of Directors of the Corporation, are parties to employment agreements with the Corporation, as described above, under heading "B. STATEMENT OF EXECUTIVE COMPENSATION" "COMPENSATION OF NAMED EXECUTIVE OFFICERS" and "TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS".

GENERAL
-------

         The information contained herein is given as of May 22, 2002. Management knows of no additional matters to come before the Meeting. Receipt at such Meeting of a report of the Directors and auditors and the Corporation's Financial Statements for its fiscal period ended September 30, 2001 will not constitute approval or disapproval of any matters referred to therein.

         The contents and the sending of this Circular and the sending of it to holders of common shares of the Corporation, to each director of the Corporation, to the auditors of the Corporation and to the appropriate governmental agencies have been approved by the Board of Directors of the Corporation.

                                          /s/ MICHAEL A. S. GREEN
                                          ------------------------------
                                          Michael A. S. Green
                                          PRESIDENT

May 22, 2002

                               MIAD SYSTEMS LTD.

                              FINANCIAL STATEMENTS
                FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                      AND

                          INDEPENDENT AUDITORS' REPORT

                                                                      Appendix A

                               MIAD SYSTEMS LTD.

                         INDEX TO FINANCIAL STATEMENTS


                                                                          Page
--------------------------------------------------------------------------------

Independent Auditors' Report                                                2

Balance Sheets                                                              3

Statements of Operations                                                    4

Statement of Shareholders' Equity (Deficit)                                 5

Statements of Cash Flows                                                    6

Notes to Financial Statements                                           7 - 13

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
MIAD Systems Ltd.


We have audited the balance sheets of MIAD Systems Ltd. (the "Company") as at September 30, 2001 and 2000, and the related the statements of operations, shareholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in Canada. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in Canada. There are no differences between United States GAAP and Canadian GAAP as they relate to the financial statements of MIAD Systems Ltd.; see note 10 for certain disclosure differences.


                                     /s/ Brodeur Dennis Chartered Accountants



                                            Brodeur Dennis Chartered Accountants

Richmond Hill, Ontario
November 27, 2001

                               MIAD SYSTEMS LTD.
                                 BALANCE SHEETS
                          SEPTEMBER 30, 2001 and 2000
                   (All Amounts Expressed in Canadian Dollars)


                                                     ASSETS                            2001                 2000
-------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash and cash equivalents                                                      $   520,396           $   259,977
   Accounts receivable, net (Notes 2, 4 and 5)                                        486,367             1,579,327
   Inventories (Notes 2, 4 and 5)                                                     243,856               196,753
   Prepaid expenses                                                                    19,195                27,695
                                                                                  -----------           -----------

         Total current assets                                                       1,269,814             2,063,752

Capital assets (Note 3)                                                                31,375                28,557
                                                                                  -----------           -----------
         TOTAL                                                                    $ 1,301,189           $ 2,092,309
                                                                                  ===========           ===========


                                                 LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Accounts payable and accrued charges (Note 5)                                  $ 1,298,289             1,882,490
   Current portion of loans payable (Note 4)                                               --                56,491
                                                                                  -----------           -----------
         Total current liabilities                                                  1,298,289             1,938,981
                                                                                  -----------           -----------

         Total liabilities                                                          1,298,289             1,938,981
                                                                                  -----------           -----------

                                           SHAREHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------------------------------------------
Capital stock (Note 6)

   First Preference shares without par value , authorized - unlimited;
          issued and outstanding - Nil
   Common shares without par value, authorized - unlimited; issued and outstanding 3,711,400 at September 30, 2001; 3,673,400 at
         September 30, 2000                                                           590,299               532,501

Deficit                                                                              (587,399)              379,173
                                                                                  -----------           -----------
         Total stockholders' equity (deficit)                                           2,900               153,328
                                                                                  -----------           -----------
         TOTAL                                                                    $ 1,301,189           $ 2,092,309
                                                                                  ===========           ===========




See notes to financial statements

                               MIAD SYSTEMS LTD.
    STATEMENTS OF OPERATIONS FOR THE YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)




                                                       2001             2000
-------------------------------------------------------------------------------
Sales, net                                          $ 8,085,766     $ 7,802,650

Cost of sales, net                                    6,900,644       6,750,013
                                                    -----------     -----------

Gross Margin                                          1,185,122       1,052,637
                                                    -----------     -----------

Operating Expenses
   Wages and benefits                                   989,433         854,814
   Salesmen's auto, travel and promotion                167,306         139,859
   Rent                                                  48,103          43,312
   Professional fees                                     54,291          35,397
   Office and general                                    42,330          25,984
   Telephone                                             27,901          24,752
   Insurance                                             18,308          23,770
   Interest on loans payable                             15,913          21,294
   Bank charges                                           8,977           9,157
   Advertising                                            3,507           7,432
   Utilities                                              5,620           5,128
   Bad Debts                                              5,000            (248)
   Depreciation                                           6,659          10,244
                                                    -----------     -----------

Total operating expenses                              1,393,348       1,200,895
                                                    -----------     -----------

Loss before provision for income taxes                 (208,226)       (148,258)
                                                    -----------     -----------

Provision for income taxes                                   --              --
                                                    -----------     -----------

Net loss                                            $  (208,226)    $  (148,258)
                                                    ===========     ===========

Net loss per common share
   Basic and fully diluted (Note 10(i))                   (0.06)          (0.04)

Weighted average common shares outstanding:
   Basic and fully diluted                            3,685,268       3,512,322


See notes to financial statements

                               MIAD SYSTEMS LTD.

                  STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                  (All Amounts Expressed in Canadian Dollars)


                                                 Common Shares
                                           Shares             Amount             (Deficit)              Total
                                         ---------           ---------           ---------            ---------

Balances September 30, 1999              3,322,500           $ 147,635           $(230,915)           $ (83,280)
   Shares issued for service               110,000              33,000                  --               33,000
   Exercise of warrants                    240,900             351,866                  --              351,866
   Net loss for the year ended
     September 30, 2000                         --                  --            (148,258)            (148,258)
                                         ---------           ---------           ---------            ---------

Balances September 30, 2000              3,673,400             532,501            (379,173)             153,328
   Exercise of warrants                     38,000              57,798                  --               57,798
   Net loss for the year ended
     September 30, 2001                         --                  --            (208,226)            (208,226)
                                         ---------           ---------           ---------            ---------
Balances September 30, 2001              3,711,400           $ 590,299           $(587,399)           $   2,900
                                         =========           =========           =========            =========


See notes to financial statements

                                MIAD SYSTEMS LTD.

                            STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)



                                                                      2001                      2000
-------------------------------------------------------------------------------------------------------
Cash flows from operating activities
   Net loss                                                       $  (208,226)              $  (148,258)
   Adjustments to reconcile net loss to net cash
    used in operating activities
          Depreciation                                                  6,659                    10,244
          Common shares issued for services                                --                    33,000
          Changes in certain assets and liabilities
               Accounts receivable                                  1,092,960                (1,314,352)
               Inventories                                            (47,103)                  (44,045)
               Prepaid expenses                                         8,500                   (25,500)
               Accounts payable and accrued charges                  (584,201)                1,469,386
                                                                  -----------               -----------

Net cash used in operating activities                                 268,589                   (19,525)
                                                                  -----------               -----------
Cash flows from investing activities
   Purchases of property and equipment                                 (9,477)                   (9,307)
                                                                  -----------               -----------
Net cash used in investing activities                                  (9,477)                   (9,307)

Cash flows from financing activities
   Repayment on loans payable                                         (56,491)                  (87,523)
   Net proceeds from private placement                                 57,798                   351,866
                                                                  -----------               -----------
Net cash provided by financing activities                               1,307                   264,343
                                                                  -----------               -----------
Net increase in cash and cash equivalents                             260,419                   235,511

Cash and cash equivalents at beginning of year                        259,977                    24,466
                                                                  -----------               -----------

Cash and cash equivalents at end of year                          $   520,396               $   259,977
                                                                  ===========               ===========

Supplemental Disclosure of Cash Flow Information

   Interest paid in cash during the period                        $    15,913               $    21,294
                                                                  ===========               ===========
   Income taxes paid in cash during the period                    $        --               $        --
                                                                  ===========               ===========


See notes to financial statements

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


1. Description of Business
--------------------------------------------------------------------------------

      MIAD Systems Ltd. (the "Company") was incorporated in 1993 under the laws of the Province of Ontario and is primarily engaged in computer manufacturing, distribution and integration, network design, implementation and support.

2. Significant Accounting Policies
--------------------------------------------------------------------------------

   Basis of Accounting

      These financial statements are prepared in accordance with Canadian generally accepted accounting principles ("GAAP") which differ in certain respects with United States GAAP. United States GAAP disclosure requirements are presented in Note 10.

   Allowance for Doubtful accounts

      At September 30, 2001 and 2000, the allowance for doubtful accounts on accounts receivable was $5,000 and Nil respectively.

   Capital Assets and Depreciation

      Capital assets are recorded at cost less accumulated depreciation. The useful lives of internal computers is eight years. The useful live of furniture and fixtures is eight years. Depreciation based upon the estimated useful lives of the assets is calculated as follows.

                   Office Equipment     - 30% declining balance method
                   Computer equipment   - 30% declining balance method

   Cash and Cash Equivalents

      Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. The Company periodically maintains cash balances in financial institutions in excess of insured limits.

   Concentrations of Credit Risk

      The company has no significant off-balance sheet concentration of credit risk such as foreign exchange contracts, options contracts or other foreign currency hedging arrangements. Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable. Concentration of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales. During fiscal year ended September 30, 2001, one customer accounted for 36% of the Company's revenue and had a nil balance in accounts receivable at year end. No single customer accounted for 10% of the accounts receivable at September 30, 2001. During the fiscal year ended September 30, 2000 , one customer accounted for 13% of the Company's revenue and 49% of the accounts receivable at year end and another customer accounted for 14% of the Company's Revenue accounted for 9% of the accounts receivable at year end.

   Foreign Currency Transactions

      Monetary assets and liabilities denominated in a foreign currency are translated into Canadian dollars at the rate of exchange prevailing at the balance sheet date.

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


2. Significant Accounting Policies Continued
--------------------------------------------------------------------------------

   Fair Value of financial instruments

      Cash, receivables, and accounts payable and accrued charges are reflected in the financial statements at fair value due to the short term maturity of those instruments. The fair values of the company's loans payable are the same as the recorded amounts because rates and terms approximate current market conditions.


   Inventories

      Inventories are valued at the lower of cost or net realizable value, with cost being determined on an average cost basis. As at September 30, 2001 and 2000, inventory by major classification was as follows: 2001 2000

                                                  2001                2000
                                                  ----                ----

                    Finished goods            $  50,894           $  14,103
                    Component parts             192,962             182,650
                                                -------             -------
                                              $ 243,856           $ 196,753
                                              =========           =========

   Net Loss per Common Share

      Basic net loss per share is computed by dividing net loss available to the common shareholders by the weighted average number of common shares outstanding for the period. Diluted net loss per share is computed by giving effect to all dilutive securities convertible into common shares.

   Revenue Recognition

      Revenues from the sales of products are recognized upon shipment and when all significant contractual obligation have been satisfied and collection is reasonably assured. The company ships products FOB our warehouse and uses common carriers to deliver the goods. Provision is made for an estimate of product returns and doubtful accounts and is based on historical experience.


      Revenue from the sales of software is recognized at the date of shipment to customers. The company ships software products FOB our warehouse and uses common carriers to deliver the goods.

      Revenue from network installations are recognized after the completion of the installation.

   Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in Canada requires the Company's management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years presented. Actual results could differ from those estimates.

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


3. Capital assets
--------------------------------------------------------------------------------

                                             Accumulated        Net        Net
                               Cost          Depreciation       2001       2000
                            ----------------------------------------------------

   Office equipment         $  51,081       $  34,788      $  16,293   $  19,734
   Furniture and fixtures      35,215          20,133         15,082       8,823
                            ----------------------------------------------------
                            $  86,296       $  54,921      $  31,375   $  28,557
                            ====================================================

During the year ended September 30, 2001, the Company charged depreciation of $6,659 and during the year ended September 30, 2000 charged depreciation of $10,244.


4. Loans Payable                                           2001          2000
--------------------------------------------------------------------------------


   (i)  Metcan Information Technologies                  $     --     $  101,000
        Repayments monthly of $6,664 blended principal and interest at 15% per annum
        Matures July 31, 2001

   (ii) 636090 Ontario Limited                                 --         43,014
        Repayments of $5,000 blended principal
        and interest at 15% per annum
        Matures June 30, 2000
                                                         -----------------------
Total Debt                                                     --        144,014

Less: Current Portion                                          --         79,014
                                                         -----------------------
Long term Debt                                           $     --    $    65,000
                                                         =======================

   The above loans were secured by a General Security Agreement covering accounts receivable and inventory.

5. Accounts payable
--------------------------------------------------------------------------------

   During 2000, the Company signed General Security Agreements with two of its suppliers granting security over all of the assets of the company ranking after Metcan Information Technologies Inc.'s General Security Agreement and after any banking security. One supplier is owed $688,085 and the second supplier is owed $281,228. The company purchases the majority of its products from these two suppliers. The president of the company has personally guaranteed all debts owing to one of the suppliers.

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)



6. Capital Stock
--------------------------------------------------------------------------------

i) In October 1999, 25,000 common shares were issued for past services with an aggregate consideration of $5,000 U.S. ($7,500 Cdn.) and 85,000 common shares were issued to an officer as incentive to execute an employment agreement with an aggregate consideration of $17,000 U.S. ($25,500 Cdn.)

ii) During the year ended September 30, 2000, 240,900 common shares were issued on the exercise of 240,900 warrants for the aggregate consideration of $240,900 U.S. ($351,866Cdn.). At September 30, 2000, 654,600 warrants remain outstanding.


iii)During the year, 38,000 common shares were issued on the exercise of 38,000 warrants for the aggregate consideration of $38,000 U.S. ($57,798 Cdn,). At September 30, 2001, 616,600 warrants remain outstanding

iv) The Company is authorized to issue an unlimited number of shares of common stock without par value (which is the common form of incorporation in Canada), of which 3,711,400 shares are issued and outstanding as of September 30, 2001. The holders of common stock are entitled to one vote per share held and have the sole right and power to vote on all matters on which a vote of shareholders is taken. The holders of the common stock do not have any preemptive rights to subscribe for or purchase any shares of any class of stock.

    The company is authorized to issue an unlimited number of first preference shares without par value of which none are issued and outstanding. The shares may be issued in one or more series with the designation, rights, privileges, restrictions and conditions to be fixed by the board by articles of amendment to the certificate of incorporation which must be approved by special resolution of the shareholders.

    The Company has authorized common stock purchase warrants which entitle the holder to purchase one share of restricted common stock at an exercise price of $1.00 U.S. per share at any time prior to March 31, 2002. Until exercised, holders of the warrants have none of the rights of shareholders of the company.

7. Tax Losses
--------------------------------------------------------------------------------

   The Company has unrecorded non-capital income tax loss carryforwards that may be used to reduce future tax liabilities. Due to the uncertainty regarding the ultimate utilization of the net operating loss carryforwards, the Company has not recorded any net benefit of the loss carryforwards. These losses will expire in the following years:

                      2003       $  92,000
                      2006       $ 126,000
                      2007       $ 123,000
                      2008       $ 195,000

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


8.  Lease Obligations
--------------------------------------------------------------------------------

    The company is committed under various lease agreements as follows;

i)  Premises

    The Company's rent expense for the year ended September 30, 2001 was $48,103 and the rent expense for the year ended September 30, 2000 was $43,312. The Company has negotiated an extension to the current lease for a term of four years ending November 30, 2005 at a rent of approximately $7,000 per month.

ii) Vehicles

    The Company is leasing three vehicles at aggregate annual costs of approximately $36,000. These leases expire at varying dates.

9.  Licencing Agreement
--------------------------------------------------------------------------------

    The company entered into a licencing agreement with International Business Machines Corporation (IBM) whereby the company has nonexclusive rights to sell certain licensed products in Canada. The company is required to pay flat annual fee for this right. The company paid $18,000 for fiscal 2001 and $16,500 for fiscal 2000.

10. United States GAAP Disclosure Requirements
--------------------------------------------------------------------------------

(i) Net Loss Per Common Share
--------------------------------------------------------------------------------

    Under United States GAAP, SFAS No.128, "Earnings Per Share", requires the companies to replace the presentation of primary earnings per share ("EPS") with a presentation of basic EPS. The statements also requires dual presentation of basic and fully diluted EPS for all entities with complex capital structures. For the years ended September 30, 2001 and September 30, 2000, basic and diluted weighted average common shares include only common shares outstanding. The inclusion of stock warrants and the stock option plan would be antidilutive and as a result are not included. The stock warrants, if exercised would have increased common shares outstanding at September 30, 2001 and September 30, 2000 by 616,600 and 654,600 shares, respectively.

(ii)Revenue Recognition
--------------------------------------------------------------------------------

    The Company recognizes revenue in accordance with the provisions of Statement of Position 97-2, Software Revenue Recognition. Revenue from Software license fees is recognized when there is evidence of an arrangement, the product has been shipped, fees are fixed and determinable and the collection of the related receivable is probable.

    In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition". This SAB provides guidance on the recognition, presentation, and disclosure of revenue in the financial statements and is effective no later than the fourth quarter of fiscal years beginning after December 15, 1999. The SAB No. 101 draws on the existing accounting rules and defines the basic criteria that must be met before we can record revenue. The impact of adopting SAB 101 did not have a significant effect on the results of operations or financial position.

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


(iii) Freight Costs
--------------------------------------------------------------------------------

    Freight costs incurred for delivering goods to customers are included in cost of goods sold and amounted to $40,066 and $ 51,151 in 2001 and 2000, respectively. The Company generated $24,081 and $21,014 of freight revenues recharged to customers in 2001 and 2000, respectively, and these amounts are included in sales.

(iv)Statement of Comprehensive Income
--------------------------------------------------------------------------------

    In Accordance with SFAS No. 130, "Reporting Comprehensive Income", the Company is required to report its comprehensive income. Other comprehensive income refers to revenue, expenses, and gains and losses that under generally accepted accounting principles are included in comprehensive income but are excluded from net income, as these amounts are recorded directly as an adjustment to stockholders' equity. A statement of comprehensive income is not presented since the Company has no items of the comprehensive income. Comprehensive income is the same as net income for the years presented herein.

(v) Equity Based Compensation
--------------------------------------------------------------------------------

    The company stock option plan authorizes the granting of stock options to employees. Under the plan, the exercise price of the option equals the market price of the the Company's stock on the grant date. The option vests equally over four years with a maximum term of ten years.

    The Company currently accounts for its equity based compensation using the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Since the Company is not required to adopt the fair value based recognition provisions prescribed under SFAS No.123, accounting for stock based compensation, it has elected only to comply with disclosure requirements in SFAS No.123, which include disclosing pro forma net income as if the fair value based method of accounting had been applied. Fair value of the options was determined using an option-pricing model which considers the exercise price and expected life of the option as of the grant date, expected dividends on the units, volatility and the risk-free interest rate for the expected term of the option. No compensation was recognized under the Stock Option Plan during the period June 1, 1999 (inception) to September 30, 2001. Had compensation cost for the Company's Stock Option Plan been determined based on the fair value at the grant date consistent with the method of FASB statement 123, $4,241 of compensation expense would have been recognized. This resulted in no material impact on earnings per share.

    The following table summarizes the stock option plan activity:

                                                 Stock Options   Exercise Price

                Granted                             160,000           0.20
                Granted                              40,000           1.75
                Exercised                                --             --
                Cancelled                                --             --

               Balance, September 30, 2001          200,000             --
                                                  ------------------------------

               Exercisable, September 30, 2001       80,000
                                                  ==============================

                               MIAD SYSTEMS LTD.

                       NOTES TO THE FINANCIAL STATEMENTS
                    YEARS ENDED SEPTEMBER 30, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)


vi) Income taxes
--------------------------------------------------------------------------------

    The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, operating loss carryforwards , and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

    A summary of the provision for income taxes for the year ended September 30, 2001 is as follows:


      Currently Payable                                   $       --
      Deferred benefit                                       224,150
      Valuation allowance                                   (224,150)
                                                          ----------
      Provision for income taxes                          $       --
                                                          ==========

    Deferred tax assets (liabilities) at September 30, 2000 are as follows:

      Available Non-capital losses                        $  136,400
      Expenses not currently deductible for taxes             87,750
      Less: Valuation allowance                             (224,150)
                                                          ----------
      Net deferred tax assets                             $       --
                                                          ==========

    The Company has used an estimated federal tax rate of 26% and an estimated provincial tax rate of 14% for all deferred tax computations. The Company has recorded a valuation allowance in accordance with the provisions of SFAS No. 109 to reflect the estimated amount of deferred tax assets that may not be realized. The Company has available non-capital losses as of September 30, 2001 of approximately $536,000. The non-capital losses will expire beginning in 2003.

(vii)Litigation
--------------------------------------------------------------------------------

    From time to time the Company is exposed to claims and legal actions in the normal course of business, some of which are initiated by the Company. Management believes that the settlement or resolution of such actions, if any, will not have a material effect on the financial position or results of operations of the Company.

(viii)Recent Accounting Pronouncements
--------------------------------------------------------------------------------

    In June 1998, FASB issued SFAS No.133, "Accounting for Derivative Instruments and Hedging Activities" SFAS No.138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an Amendment of FASB 133" establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position, and measure those instruments at fair value. Changes in the far value of those derivatives will be reported in earnings or other comprehensive income depending on the use of the derivative and whether the derivative qualifies for hedge accounting. SFAS NO. 133 and SFAS No.138 are effective for all fiscal years beginning after June 30, 2000. The Company will adopt SFAS No. 133, as amended by SFAS No.138, on October 1, 2000. The company does not expect this adoption to have any impact on reported earnings, comprehensive income, or financial position as the company has identified no embedded derivative instruments requiring separate accounting treatment or engage in hedging activities

                                                                      Appendix B

                                MIAD SYSTEMS LTD.

                              FINANCIAL STATEMENTS
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2001 AND 2000

                                      AND

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT

                               MIAD SYSTEMS LTD.
                         INDEX TO FINANCIAL STATEMENTS


                                                                          Page

Independent Accountants' Review Report                                     1

Balance Sheets                                                             2

Statements of Operations                                                   35

Statements of Cash Flows                                                   4

Notes to Financial Statements                                              5-7

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT







To the Directors of
Miad Systems Ltd.

We have reviewed the accompanying balance sheets of Miad Systems Ltd. (The "Company") as at December 31, 2001 and the related statements of operations and cash flows for the three month periods then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for then to be in conformity with generally accepted accounting principles.



                                       /s/ Brodeur Dennis Chartered Accountants
                                       -----------------------------------------
                                       Brodeur Dennis Chartered Accountants

Richmond Hill, Ontario
February 14, 2002

                               MIAD SYSTEMS LTD.

                                  BALANCE SHEET
                            AS AT DECEMBER 31, 2001
                  (All Amounts Expressed in Canadian Dollars)
                                   UNAUDITED



                                                             December 31,  December 31,
                           ASSETS                                2001          2001
---------------------------------------------------------------------------------------
Current assets:
  Cash                                                       $   107,949    $   520,396
  Accounts receivable                                            620,743        486,367
  Inventories                                                    238,484        243,856
  Prepaid expenses                                                26,416         19,195
                                                             -----------    -----------
     Total current assets                                        975,592      1,269,814

Capital assets                                                    36,203         31,375
                                                             -----------    -----------
     TOTAL                                                   $ 1,011,795    $ 1,301,189
                                                             ===========    ===========
                                  LIABILITIES
---------------------------------------------------------------------------------------

Current liabilities:
  Accounts payable and accrued charges                       $ 1,051,396    $ 1,298,289
                                                             -----------    -----------

     Total current liabilities                                 1,051,396      1,298,289
                                                             -----------    -----------

     Total liabilities                                         1,051,396      1,298,289
                                                             -----------    -----------


                         SHAREHOLDERS' EQUITY (DEFICIT)
---------------------------------------------------------------------------------------

Capital stock
  First Preference shares without par value, authorized - unlimited; issued and outstanding - Nil

  Common shares withou par value, authorized - unlimited;
    issued and outstanding 3,711,400 at December 31, 2001;
    3,711,400 at September 30, 2001                              590,299        590,299

Deficit                                                         (629,900)      (587,399)
                                                             -----------    -----------

     Total stockholders' equity (Deficit)                        (39,601)         2,900
                                                             -----------    -----------

TOTAL                                                        $ 1,011,795    $ 1,301,189
                                                             ===========    ===========

                               MIAD SYSTEMS LTD.

                             STATEMENT OF OPERATIONS
               FOR THE THREE MONTH PERIOD ENDED DECEMBER 31, 2001
                   (All Amounts Expressed in Canadian Dollars)
                                    UNAUDITED


                                                   December 31,     December 31,
                                                       2001            2000
--------------------------------------------------------------------------------

Sales                                              $ 1,344,028      $ 2,125,090

Cost of sales                                        1,114,008        1,769,197
                                                   -----------      -----------
Gross Margin                                           230,020          355,893
                                                   -----------      -----------
Expenses
    Advertising                                          3,281              355
    Bank charges                                         2,886              429
    Depreciation                                         2,222            2,142
    Insurance                                            2,391            5,694
    Interest on loans payable                               --            3,037
    Office and general                                  12,581           15,187
    Professional fees                                   14,344            1,839
    Rent                                                12,410           10,727
    Salesmen's Auto, travel and promotion               38,657           38,123
    Telephone                                            9,570            7,166
    Utilities                                            1,298            1,549
    Wages and benefits                                 172,881          243,038
                                                   -----------      -----------
                                                       272,521          329,286
                                                   -----------      -----------

Income (loss) for the period                           (42,501)          26,607


Deficit at beginning of year                          (587,399)        (379,173)
                                                   -----------      -----------

Deficit at end of period                           $  (629,900)     $  (352,566)
                                                   ===========      ===========

Net income (loss) per common share
    Basic and diluted                                   (0.011)           0.007

Weighted-average shares outstanding:
    Basic                                            3,711,400        3,673,400

                               MIAD SYSTEMS LTD.

                             STATEMENT OF CASH FLOWS
               FOR THE THREE MONTH PERIOD ENDED DECEMBER 31, 2001
                   (All Amounts Expressed in Canadian Dollars)
                                    UNAUDITED


                                                       December 31, December 31,
                                                           2001          2000
--------------------------------------------------------------------------------
Operating Activities
  Net income (loss) for the period                       $ (42,501)   $  26,607
  Items not requiring cash                                   2,222        2,142
   Depreciation                                                 --           --
                                                         ---------    ---------
                                                           (40,279)      28,749

Changes in certain non-cash working capital items
    Accounts receivable                                   (116,376)     740,796
    Inventories                                              5,372       46,558
    Prepaid expenses                                        (7,221)      (1,637)
    Accounts payable and accrued charges                  (246,893)    (834,309)
                                                         ---------    ---------
Total cash from (used for) operating activities           (405,397)     (19,843
                                                         ---------    ---------
Financing Activities
  Repayment of loans payable                                    --      (18,154)
                                                         ---------    ---------

Total cash from (used for) financing activities                 --      (18,154)
                                                         ---------    ---------
Investing Activities
  Capital asset additions                                   (7,050)          --
                                                         ---------    ---------

Total cash from (used for ) investing activities            (7,050)          --
                                                         ---------    ---------
Change in cash position during the year                   (412,447)     (37,997)

Cash and cash equivalents at beginning of year             520,396      259,977
                                                         ---------    ---------

Cash and cash equivalents at end of year                 $ 107,949    $ 221,980
                                                         =========    =========

Supplemental Information
  Interest paid                                          $      --    $   3,037

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
          FOR THE THREE MONTH PERIODS ENDED DECEMBER 31, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)

1.   Basis of Presentation
--------------------------------------------------------------------------------

     The accompanying financial statements of MIAD Systems Ltd. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-QSB and other applicable regulations of the Securities and Exchange Commission (SEC). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The financial statements as of and for the period ended December 31, 2001 and 2000 are unaudited. The financial statements for the period ended December 31, 2001 and December 31, 2000 have been reviewed by an independent public accountant pursuant to
     Item 310(b) of Regulation S-B and following applicable standards for conducting such reviews, and the report of the accountant is included as part of this filing. The results of operations for the interim periods are not necessarily indicative of the results of operation for the fiscal year. These financial statements should be read in conjunction with the audited financial statements and footnotes for its fiscal year ended September 30, 2001 included in the Company's filings on Form 10-KSB

2.   Significant Accounting Policies
--------------------------------------------------------------------------------

     Description of Business

     MIAD Systems Ltd. (the "Company") was incorporated in 1993 under the laws of the Province of Ontario and is primarily engaged in computer manufacturing, distribution and integration, network design, implementation and support.

     Capital Assets and Depreciation

          Capital assets are recorded at cost less accumulated depreciation. The useful lives of internal computers is eight years. The useful live of furniture and fixtures is eight years. Depreciation based upon the estimated useful lives of the assets is calculated as follows.

                   Office Equipment    -   30% declining balance method

                   Computer equipment  -   30% declining balance method

     Cash and Cash Equivalents

          Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. The Company periodically maintains cash balances in financial institutions in The company has no significant off-balance sheet concentration of credit risk such as foreign excess of insured limits.

     Concentrations of Credit Risk

          The company has no significant off-balance sheet concentration of credit risk such as foreign exchange contracts, options contracts or other foreign currency hedging arrangements. Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable. Concentration of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales.


     Foreign Currency Transactions

          Monetary assets and liabilities denominated in a foreign currency are translated into Canadian dollars at the rate of exchange prevailing at the balance sheet date.

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
          FOR THE THREE MONTH PERIODS ENDED DECEMBER 31, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)


2.   Significant Accounting Policies Continued
--------------------------------------------------------------------------------

     Fair Value of financial instruments

          Cash, receivables, and accounts payable and accrued charges are reflected in the financial statements at fair value due to the short term maturity of those instruments. The fair values of the company's loans payable are the same as the recorded amounts because rates and terms approximate current market conditions.

     Inventories

          Inventories are valued at the lower of cost or net realizable value, with cost being determined on an average cost basis.

     Net Income (Loss) per Common Share

          Basic net income (loss) per share is computed by dividing net income
          (loss) available to the common shareholders by the weighted average number of common shares outstanding for the period. Diluted net loss per share is computed by giving effect to all dilutive securities convertible into common shares.

     Revenue Recognition

          Revenues from the sales of products are recognized upon shipment and when all significant contractual obligation have been satisfied and collection is reasonably assured. The company ships products FOB our warehouse and uses common carriers to deliver the goods. Provision is made for an estimate of product returns and doubtful accounts and is based on historical experience.

          Revenue from the sales of software is recognized at the date of shipment to customers. The company ships software products FOB our warehouse and uses common carriers to deliver the goods.

          Revenue from network installations are recognized after the completion of the installation.

     Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years presented. Actual results could differ from those estimates.

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
          FOR THE THREE MONTH PERIODS ENDED DECEMBER 31, 2001 and 2000
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)



3.   Capital Stock
--------------------------------------------------------------------------------

During the period ended December 31, 2001 there were no stock transactions. At December 31, 2001, 616,600 warrants remain outstanding.

4.   Income Taxes
--------------------------------------------------------------------------------

Any income taxes generated by net income for the period is offset by non-capital losses carried forward. Any deferred asset generated by the net loss for the period is offset in its entirety by a valuation allowance.

                                                                      Appendix C

                                MIAD SYSTEMS LTD.

                              FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2001 AND 2000

                                      AND

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT

                               MIAD SYSTEMS LTD.
                         INDEX TO FINANCIAL STATEMENTS


                                                                          Page

Independent Accountants' Review Report                                     1

Balance Sheets                                                             2

Statements of Operations                                                   3

Statements of Cash Flows                                                   4

Notes to Financial Statements                                              5-7

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT






To the Directors of
Miad Systems Ltd.


We have reviewed the accompanying balance sheets of Miad Systems Ltd. (The "Company") as at March 31, 2002 and the related statements of operations and cash flows for the three month and six month periods then ended. These financial statements are the responsibility of the Company's management. We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements. Accordingly, we do not express such an opinion. Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for then to be in conformity with generally accepted accounting principles.


                                      /s/ Brodeur Dennis Chartered Accountants

                                      Brodeur Dennis Chartered Accountants

Richmond Hill, Ontario
May 5, 2002

                               MIAD SYSTEMS LTD.

                                 BALANCE SHEETS
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)

                                                                           March 31,     September 30,
                                     ASSETS                                   2002           2001
-----------------------------------------------------------------------------------------------------
Current assets:
   Cash and cash equivalents                                              $    40,594     $   520,396
   Accounts receivable, net                                                   718,866         486,367
   Inventories                                                                174,426         243,856
   Prepaid expenses                                                            40,236          19,195
                                                                          ---------------------------
             Total current asset                                              974,122       1,269,814

Capital assetS                                                                 34,668          31,375
                                                                          ---------------------------
             TOTAL                                                        $ 1,008,790     $ 1,301,189
                                                                          ===========     ===========

                                  LIABILITIES
-----------------------------------------------------------------------------------------------------

Current liabilities:
   Accounts payable and accrued charges                                   $ 1,039,593     $ 1,298,289
                                                                          ---------------------------

             Total current liabilities                                      1,039,593       1,298,289
                                                                          ---------------------------

             Total liabilities                                              1,039,593       1,298,289
                                                                          ---------------------------


                         SHAREHOLDERS' EQUITY(DEFICIT)
-----------------------------------------------------------------------------------------------------
Capital stock

   First Preference shares without par value , authorized - unlimited;
     issued and outstanding - Nil

   Common shares without par value, authorized - unlimited; issued and outstanding 3,711,400 at March 31, 2002; 3,711,400 at September
     31, 2001                                                                 590,299         590,299

   Deficit                                                                   (621,102)       (587,399)
                                                                          ---------------------------

             Total stockholders' equity (deficit                              (30,803)          2,900
                                                                          ---------------------------

             TOTAL                                                        $ 1,008,790     $ 1,301,189
                                                                          ===========================


See notes to financial statements

                               MIAD SYSTEMS LTD.
                            STATEMENTS OF OPERATIONS
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)

                                                         Three months ended                    Six months ended
                                                              March 31,                            March 31,
                                                       2002               2001              2002                 2001
------------------------------------------------------------------------------------------------------------------------

Sales, net                                         $ 1,476,985        $ 2,821,722        $ 2,821,013         $ 4,946,812

Cost of sales, net                                   1,213,786          2,389,622          2,327,794           4,158,819
                                                   ---------------------------------------------------------------------

Gross margin                                           263,199            432,100            493,219             787,993
                                                   ---------------------------------------------------------------------

Operating expenses
   Advertising                                           1,066              1,367              4,347               1,722
   Bank charges                                          4,276                448              7,162                 877
   Depreciation                                          2,240              2,142              4,462               4,284
   Insurance                                                --             12,303              2,391              17,997
   Interest on loans payable                                --              4,177                 --               7,214
   Office and general                                    7,003              9,288             19,584              24,475
   Professional fees                                    10,109              3,043             24,453               4,882
   Rent                                                 19,749             13,159             32,159              23,886
   Salesmen's expenses                                  25,097             39,708             63,754              77,831
   Telephone                                             8,438              6,854             18,008              14,020
   Utilities                                             3,994              1,472              5,292               3,021
   Wages and benefits                                  172,429            311,709            345,310             554,747
                                                   ---------------------------------------------------------------------
Total operating expenses                               254,401            405,670            526,922             734,956
                                                   ---------------------------------------------------------------------

Income (loss) before income taxes                        8,798             26,430            (33,703)             53,037

Provision for income taxes                                  --                 --                 --                  --
                                                   ---------------------------------------------------------------------
Net income (loss)                                  $     8,798        $    26,430        $   (33,703)        $    53,037
                                                   =====================================================================

Net income (loss) per common share

   Basic                                           $     0.002        $      0.01        $     (0.01)        $      0.01
   Fully diluted                                   $     0.002        $      0.01        $     (0.01)        $      0.01

Weighted average common shares outstanding:
   Basic                                             3,711,400          3,673,400          3,711,400           3,673,400
   Fully diluted                                     4,328,000          4,013,675          4,328,000           4,013,675


See notes to financial statements

                               MIAD SYSTEMS LTD.
                            STATEMENTS OF CASH FLOWS
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)


                                                             Six months ended
                                                                March 31,
                                                           2002          2001
-------------------------------------------------------------------------------
Cash flows from operating activities
   Net loss                                             $ (33,703)    $  53,037
   Adjustments to reconcile net loss to net cash
   used in operating activities
       Depreciation                                         4,462         4,284
       Common shares issued for services                       --            --
       Changes in certain assets and liabilities
          Accounts receivable                            (232,499)      544,014
          Inventories                                      69,430        40,749
          Prepaid expenses                                (21,041)       (6,970)
          Accounts payable and accrued charges           (258,696)     (682,877)
                                                        -----------------------
Net cash used in operating activities                    (472,047)      (47,763)
                                                        -----------------------

Cash flows from investing activities
   Purchases of property and equipment                     (7,755)         (665)
                                                        -----------------------

Net cash used in investing activities                      (7,755)         (665)

Cash flows from financing activities
   Repayments on loans payable                                 --       (36,975)
                                                        -----------------------

Net cash provided by financing activities                      --       (36,975)
                                                        -----------------------

Net increase in cash and cash equivalents                (479,802)      (85,403)

Cash and cash equivalents at beginning of period          520,396       259,977
                                                        -----------------------

Cash and cash equivalents at end of period              $  40,594     $ 174,574
                                                        =======================

Supplemental disclosure of cash flow information

Interest paid in cash during the period                 $      --     $   7,214
                                                        =======================
Income taxes paid in cash during the period             $      --     $      --
                                                        =======================


See notes to financial statements

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
            FOR THE SIX MONTH PERIODS ENDED MARCH 31, 2002 and 2001
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)

1.   Basis of Presentation
--------------------------------------------------------------------------------

     The accompanying financial statements of MIAD Systems Ltd. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and other applicable regulations of the Securities and Exchange Commission (SEC). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The financial statements as of and for the period ended March 31, 2002 and 2001 are unaudited. The financial statements for the period ended March 31, 2002 and March 31, 2001 have been reviewed by an independent public accountant pursuant to Item 310(b) of Regulation S-B and following applicable standards for conducting such reviews, and the report of the accountant is included as part of this filing. The results of operations for the interim periods are not necessarily indicative of the results of operation for the fiscal year. These financial statements should be read in conjunction with the audited financial statements and footnotes for its fiscal year ended September 30, 2001 included in the Company's filings on Form 10-KSB.

2.   Significant Accounting Policies
--------------------------------------------------------------------------------

     Description of Business

     MIAD Systems Ltd. (the "Company") was incorporated in 1993 under the laws of the Province of Ontario and is primarily engaged in computer manufacturing, distribution and integration, network design, implementation and support.

     Capital Assets and Depreciation

          Capital assets are recorded at cost less accumulated depreciation. The useful lives of internal computers is eight years. The useful live of furniture and fixtures is eight years. Depreciation based upon the estimated useful lives of the assets is calculated as follows.

             Office Equipment                  - 30% declining balance method
             Computer equipment                - 30% declining balance method

     Cash and Cash Equivalents

          Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. The Company periodically maintains cash balances in financial institutions in excess of insured limits.

     Concentrations of Credit Risk

          The company has no significant off-balance sheet concentration of credit risk such as foreign exchange contracts, options contracts or other foreign currency hedging arrangements. Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable. Concentration of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales.

     Foreign Currency Transactions

          Monetary assets and liabilities denominated in a foreign currency are translated into Canadian dollars at the rate of exchange prevailing at the balance sheet date.

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
            FOR THE SIX MONTH PERIODS ENDED MARCH 31, 2002 and 2001
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)


2.   Significant Accounting Policies Continued
--------------------------------------------------------------------------------

     Fair Value of financial instruments

          Cash, receivables, and accounts payable and accrued charges are reflected in the financial statements at fair value due to the short term maturity of those instruments. The fair values of the company's loans payable are the same as the recorded amounts because rates and terms approximate current market conditions.

     Inventories

          Inventories are valued at the lower of cost or net realizable value, with cost being determined on an average cost basis.

     Net Income (Loss) per Common Share

          Basic net income (loss) per share is computed by dividing net income
          (loss) available to the common shareholders by the weighted average number of common shares outstanding for the period. Diluted net loss per share is computed by giving effect to all dilutive securities convertible into common shares.

     Revenue Recognition

          Revenues from the sales of products are recognized upon shipment and when all significant contractual obligation have been satisfied and collection is reasonably assured. The company ships products FOB our warehouse and uses common carriers to deliver the goods. Provision is made for an estimate of product returns and doubtful accounts and is based on historical experience.

          Revenue from the sales of software is recognized at the date of shipment to customers. The company ships software products FOB our warehouse and uses common carriers to deliver the goods.

          Revenue from network installations are recognized after the completion of the installation.

     Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years presented. Actual results could differ from those estimates.

                               MIAD SYSTEMS LTD.
                       NOTES TO THE FINANCIAL STATEMENTS
            FOR THE SIX MONTH PERIODS ENDED MARCH 31, 2002 and 2001
                  (All Amounts Expressed in Canadian Dollars)
                                  (UNAUDITED)


3.   Capital Stock
--------------------------------------------------------------------------------

     During the period ended March 31, 2002 there were no stock transactions. At March 31, 2002, 616,600 warrants remain outstanding.

4.   Income Taxes
--------------------------------------------------------------------------------

     Any income taxes generated by net income for the period is offset by non-capital losses carried forward. Any deferred asset generated by the net loss for the period is offset in its entirety by a valuation allowance.

                                MIAD SYSTEMS LTD.
                               INSTRUMENT OF PROXY
                             FOR THE ANNUAL MEETING
                     TO BE HELD ON WEDNESDAY, JUNE 26, 2002
                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE MANAGEMENT OF THE CORPORATION

         I, ___________________________________ the undersigned, being a shareholder of MIAD SYSTEMS LTD. (the "Corporation"), hereby appoint MICHAEL GREEN, a Director and President of the Corporation or failing him, Adrienne Green, Secretary of the Corporation, or instead of either of the foregoing, __________________________________ as my Proxy, to vote for me and on my behalf at the Annual of shareholders of the Corporation, to be held on Wednesday, the 26th day of June, 2002, and at any adjournment thereof and to vote the shares in the capital stock of the Corporation registered in the name of the undersigned with respect to the matters set forth below as follows:

1.       On the election of the Directors nominated by management as follows:

                                    MICHAEL GREEN

                 FOR _____________    WITHHOLD VOTE_________________

2. The appointment of Messrs. Brodeur Dennis, Chartered Accountants, Chartered Accountants, Toronto, Ontario, as auditors of the Corporation, and to authorize the directors to fix their remuneration.


                 FOR ____________    WITHHOLD VOTE_________________

The undersigned hereby revokes any proxy previously given. WITNESS my hand this day of ____________ , 2002.




-----------------------------               ----------------------------------
NAME (PLEASE PRINT)                                  SIGNATURE OF SHAREHOLDER

NOTES:

1. This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL CONFER AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ABOVE.

2. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM/HER AT THE MEETING OTHER THAN THE PERSON SPECIFIED ABOVE. Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3. This proxy must be executed by the shareholder or his/her attorney duly authorized in writing. If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4. Please date this Proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.